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     EXHIBIT 32.1 -- SARBANES-OXLEY ACT OF 2002, SECTION 906 CERTIFICATION

I, Richard L. Wambold, certify that:

     (1) the Form 10-K/A(2) of Pactiv Corporation for the year ended December 31, 2003, (the "Report") fully complies with the requirements of sec.13(a) or sec.15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operation of Pactiv Corporation for the period then ended.

/s/ RICHARD L. WAMBOLD
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Richard L. Wambold
Chairman, President, and Chief Executive Officer

January 31, 2005
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Date